
Exhibit 21

Subsidiary                                                                       Owned by
                                                                               Interactive

Brighton Communications Corporation                                                 100.0%
  Lynch Telephone Corporation IV                                                    100.0%
    Bretton Woods Telephone Company                                                 100.0%
    World Surfer, Inc.                                                              100.0%
  Lynch Kansas Telephone Corporation                                                100.0%
  Lynch Telephone Corporation VI                                                     98.0%
    JBN Telephone Company, Inc.                                                      98.0%
      JBN Finance Corporation                                                        98.0%
    Giant Communications, Inc.                                                      100.0%
    Lynch Telephone Corporation VII                                                 100.0%
      USTC Kansas, Inc.                                                             100.0%
       Haviland Telephone Company, Inc.                                             100.0%
        Haviland Finance Corporation                                                100.0%
  DFT Communications Corporation                                                    100.0%
    Dunkirk & Fredonia Telephone Company                                            100.0%
      Cassadaga Telephone Company                                                   100.0%
        Macom, Inc.                                                                 100.0%
      Comantel, Inc.                                                                100.0%
        Erie Shore Communications, Inc.                                             100.0%
        D&F Cellular Telephone, Inc.                                                100.0%
    DFT Long Distance Corporation                                                   100.0%
    DFT Local Service Corporation                                                   100.0%
  LMT Holding Corporation                                                           100.0%
    Lynch Michigan Telephone Holding Corporation                                    100.0%
        Upper Peninsula Telephone Company                                           100.0%
        Alpha Enterprises Limited                                                   100.0%
          Upper Peninsula Cellular North, Inc.                                      100.0%
          Upper Peninsula Cellular South, Inc.                                      100.0%

  Lynch Telephone Corporation IX                                                    100.0%
    Central Scott Telephone Company                                                 100.0%
        CST Communications Inc.                                                     100.0%
  Global Television, Inc.                                                           100.0%
  Inter-Community Acquisition Corporation                                           100.0%
  Home Transport Service, Inc.                                                      100.0%

  Lynch Capital Corporation                                                         100.0%

  Lynch Entertainment, LLC                                                          100.0%
  Lynch Entertainment Corporation II                                                100.0%

  Lynch Multimedia Corporation                                                      100.0%
    CLR Video, LLC                                                                   60.0%

  Lynch Paging Corporation                                                          100.0%

Subsidiary
Owned by Interactive

The Morgan Group, Inc.                                                              70.0%(V)/55.4%(O)
Morgan Drive Away, Inc.                                                             70.0%(V)/55.4%(O)
    Transport Services Unlimited, Inc.                                              70.0%(V)/55.4%(O)
Interstate Indemnity Company                                                        70.0%(V)/55.4%(O)
Morgan Finance, Inc.                                                                70.0%(V)/55.4%(O)
TDI, Inc.                                                                           70.0%(V)/55.4%(O)
  Home Transport Corporation                                                        70.0%(V)/55.4%(O)
  MDA Corporation                                                                   70.0%(V)/55.4%(O)

Lynch PCS Communications Corporation                                                100.0%
  Lynch PCS Corporation A                                                           100.0%
  Lynch PCS Corporation F                                                           100.0%
  Lynch PCS Corporation G                                                           100.0%
  Lynch PCS Corporation H                                                           100.0%

Lynch Telephone Corporation                                                          83.1%
  Western New Mexico Telephone Company, Inc.                                         83.1%
  Interactive Networks Corporation                                                   83.1%
  WNM Communications Corporation                                                     83.1%
  Wescel Cellular, Inc.                                                              83.1%
    Wescel Cellular of New Mexico, L.P.                                              42.4%
  Wescel Cellular, Inc. II                                                           83.1%
    Northwest New Mexico Cellular, Inc.                                              40.6%
    Northwest New Mexico Cellular of New Mexico, L.P.                                20.7%
      Enchantment Cable Corporation                                                  83.1%
Lynch Telephone II, LLC                                                             100.0%
  Inter-Community Telephone Company, LLC                                            100.0%
    Inter-Community Telephone Company II, LLC                                       100.0%
  Valley Communications, Inc.                                                       100.0%
Lynch Telephone Corporation III                                                      81.0%
  Cuba City Telephone Exchange Company                                               81.0%
  Belmont Telephone Company                                                          81.0%

 Notes: (V)=Percentage voting control; (O)=Percentage of equity ownership

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